SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 24, 2003

Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410
(Address and zip code of principal executive offices)

(561) 630-6336
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal
year if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Press Release dated April 24, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12-Disclosure of Results of Operations and Financial Condition).

This information set forth under “Item 9. Regulation FD Disclosure” is furnished under “Item 12. Results of Operations and Financial Condition” pursuant to the Securities and Exchange Commission Release No. 34-47583, dated March 27, 2003.

Correctional Properties Trust issued a press release on April 24, 2003 regarding its results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Correctional Properties Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONAL PROPERTIES TRUST

April 25, 2003	By: /s/ David J. Obernesser

David J. Obernesser Vice President and Chief Financial Officer

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CORRECTIONAL PROPERTIES TRUST
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 24, 2003.

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